FFTW FUNDS, INC.

Worldwide Portfolio
Adviser Class
Investor Class

Supplement dated December 6, 2007 to the
Prospectus and Statement of Additional Information dated April 30, 2007, as amended May 4, 2007, and
Supplemented on September 7, 2007

This supplement to the updates certain information in the Prospectus and Statement of Additional Information as described below.

The Board of Directors of FFTW Funds, Inc. has determined to liquidate the Worldwide Portfolio ("Portfolio"), effective December 14, 2007. The Board concluded that it is in the best interests of shareholders to liquidate the Portfolio due to the Portfolio's asset size.

In connection with the proposed liquidation of the Portfolio, the Board has directed the Fund's distributor to cease offering shares of the Advisor Class and Investor Class of the Portfolio. Shareholders may continue to reinvest dividends and distributions in the Portfolio, redeem their shares, or exchange their shares for shares of other FFTW Portfolios until the liquidation.

It is currently anticipated that the Portfolio will liquidate as of the close of business on December 14, 2007. Any remaining shareholders on that date will receive a wire representing their total proceeds held in the Portfolio as of that date. If you hold shares through a financial intermediary, you will receive the proceeds in the form determined between you and your financial intermediary.

Investors should retain this supplement for future reference.